UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2017

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of principal executive offices)

Registrant’s telephone number, including area code:

011-44-163-423-4422

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2017, Delphi Technologies PLC (the “Company”) and Delphi Automotive PLC (“Delphi”), which owns all of the Company’s outstanding ordinary shares, entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) to effect the separation of Delphi’s Powertrain Systems segment into a new, independent publicly traded company. The Separation and Distribution Agreement governs certain aspects of the relationships between the Company and Delphi subsequent to the completion of the separation and provides for the allocation between the Company and Delphi of assets, liabilities and obligations attributable to periods prior to the separation. The Separation and Distribution Agreement also governs Delphi’s distribution of 100% of the outstanding ordinary shares of the Company on a pro rata basis to holders of record of ordinary shares of Delphi to occur after the separation (the “Spin-Off”).

The information statement attached hereto as Exhibit 99.1 (the “Information Statement”) provides a summary of the principal terms of the Separation and Distribution Agreement under the heading “Certain Relationships and Related Person Transactions—Agreements with Aptiv—Separation and Distribution Agreement.” Such summary is incorporated herein by reference. The Separation and Distribution Agreement is also attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.2 hereto and incorporated herein by reference is a copy of a presentation to be used by the Company’s management team in a series of presentations to members of the investment community in anticipation of the Spin-Off of the Company from Delphi beginning on November 15, 2017.

FORWARD-LOOKING STATEMENTS

Exhibit 99.2 has been prepared by the Company solely for informational purposes. It contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and shareholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s registration statement on Form 10, as amended on November 13, 2017 (File No. 001-38110) (the “Form 10”) and other risks discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which filings are available from the SEC. These factors are not necessarily all of the important factors that could cause the Company’s actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of the Company’s forward-looking statements. Other unknown or unpredictable factors also could harm the Company’s results. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company does not undertake or assume any obligation to update or revise publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions, the occurrence of unanticipated events, changes to future operating results or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.

The information, including Exhibit 99.2, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information, including Exhibit 99.2, in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

Item 8.01.	Other Events.

On November 13, 2017, Delphi announced that its board of directors has authorized the distribution of 100% of the outstanding Company ordinary shares to holders of record of Delphi ordinary shares as of the close of business on November 22, 2017 (the “Record Date”). Each holder of Delphi ordinary shares will receive one ordinary share of the Company for every three ordinary shares of Delphi held at the close of business on the Record Date. The distribution is expected to occur on December 4, 2017. Holders of Delphi ordinary shares will receive cash in lieu of fractional shares of the Company (if any). Upon completion of the distribution, Delphi will change its name to Aptiv PLC.

In connection with the Spin-Off, on or about November 22, 2017, the Information Statement will be mailed to holders of record of Delphi ordinary shares at the close of business on the Record Date.

The completion of the Spin-Off of the Company from Delphi is subject to the satisfaction of certain conditions as further described in the Separation and Distribution Agreement. One such condition, the effectiveness of the Company’s registration statement on Form 10, as filed with the SEC, occurred on November 15, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of November 15, 2017, by and between Delphi Automotive PLC and Delphi Technologies PLC

99.1	Information Statement of Delphi Technologies PLC

99.2	Investor Presentation of Delphi Technologies PLC, dated as of November 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI TECHNOLOGIES PLC

Date: November 15, 2017	By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Director